 March 5, 2021

Eubel Brady & Suttman Income AND APPRECIATION Fund

TICKER SYMBOL: EBSZX

Eubel Brady & Suttman EBS Income Fund

TICKER SYMBOL: EBSFX

Each a Series of

Eubel Brady & Suttman Mutual Fund TRUST

Supplement to

Statement of Additional Information

Dated December 1, 2020

Changes to the Board of Trustees for the Eubel Brady & Suttman Mutual Fund Trust became effective on January 15, 2021 when Robert A. Goering resigned from his position as Trustee of the Trust and Chairman of the Audit and Governance Committee after being elected to serve as Judge in the Hamilton County Ohio Court of Common Pleas. On January 15, 2021 Virginia Boeckman was elected to serve as the Chair of the Audit and Governance Committee in place of Mr. Goering. All references to Robert Goering in the Statement of Additional Information should be disregarded.

Please retain this Supplement for future reference